Pension and Postretirement Benefits - Schedule of Amounts in Accumulated Other Comprehensive Income Expected to be Recognized as Components of Net Periodic Benefit Cost (Detail) (Pension plans [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Dec. 31, 2012
Pension plans [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Transition obligation (asset)
Net gain	(2,305)
Prior service cost	1,836
Total amounts expected to be recognized during 2012	$ (469)